UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 19, 2022, ContraFect Corporation (the “Company”) shared an updated corporate presentation, attached hereto as Exhibit 99.1, to be used from time to time at conferences and during meetings with investors, analysts and other interested parties.

The information in Item 7.01 of this Current Report on Form 8-K (“Form 8-K”), including the presentation materials referenced herein and attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

The presentation described in Item 7.01 of this Form 8-K includes a summary of the topline data and the preliminary findings from the Company’s own analysis of data from the interim futility analysis of its Phase 3 DISRUPT (Direct Lysis of Staph aureus Resistant Pathogen Trial) study of exebacase in patients with Staph aureus bacteremia, and the updated timeline for the anticipated prosthetic joint infection study of exebacase, which the Company continues to expect to initiate dosing of patients during the first quarter of 2023, and for the anticipated initiation of a Phase 1 study of CF-370, which the Company continues to expect to begin by the end of the second quarter of 2023.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. Forward-looking statements can be identified by words such as “expects,” “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Form 8-K include, without limitation, statements regarding: the interim futility analysis of the DISRUPT study, study data and analyses regarding the same, the expected timelines for the anticipated initiation of dosing in the Company’s prosthetic joint infection study of exebacase and the initiation of a Phase 1 clinical study of CF-370. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict and many of which are beyond the Company’s control, including risks related to the COVID-19 pandemic, the occurrence of any adverse events related to the discovery, development and commercialization of the Company’s product candidates such as unfavorable clinical trial results, insufficient supplies of drug products, the lack of regulatory approval, or the unsuccessful attainment or maintenance of patent protection and other important risks detailed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and its other filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, our ability to develop treatments for drug-resistant infectious diseases. Any forward-looking statement made by the Company in this Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Corporate Presentation of ContraFect Corporation

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: December 19, 2022	By:	/s/ Michael Messinger
Michael Messinger
Chief Financial Officer